July 27, 2017

THE DREYFUS/LAUREL FUNDS TRUST

-Dreyfus Emerging Markets Debt Local Currency Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Federico Garcia Zamora is the fund's primary portfolio manager, a position he has held since May 2015.  Mr. Garcia Zamora is an employee of Dreyfus and Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Garcia Zamora is a Managing Director of Emerging Markets and a portfolio manager responsible for emerging market local currency debt portfolios at Standish.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Federico Garcia Zamora is the fund's primary portfolio manager, a position he has since May 2015.  Mr. Garcia Zamora  is a Managing Director of Emerging Markets and a portfolio manager responsible for emerging market local currency debt portfolios at Standish, which he joined in December 2012.   Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until December 2012. Mr. Garcia Zamora has also been an employee of Dreyfus since May 2015 and manages the fund in his capacity as an employee of Dreyfus.

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